UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

 Date of Report (Date of Earliest Event Reported): November 23, 2005
                                                  (November 22, 2005)

                           LEXICON UNITED INCORPORATED
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             (Exact name of registrant as specified in its charter)

           Delaware                    000-33131                06-1625312
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(State of Incorporation)         (Commission File No.)     (IRS Employer ID No.)

                      4500 Steiner Ranch Blvd., Suite 1708
                               Austin, Texas 78732
                    (Address of Principal Executive Offices)

                                 (512) 266-3507
               Registrant's Telephone Number, Including Area Code:
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

When used in this report, the terms "Company", "we", "our" and "us" refer to Lexicon United Incorporated.

On November 22, 2005, we entered into a Debt Conversion Agreement (the "Debt Conversion Agreement") with Keyano Invest Inc. ("Keyano"). The Debt Conversion Agreement provides that a convertible promissory note in favor of Keyano in the principal amount of $1,000,000, dated August 12, 2004 (the "Note"), plus $63,750 of accrued interest be converted into our common stock at a conversion rate of $0.20 per share. Under the terms of the Note, we shall pay Keyano a simple interest rate of 5% per annum. In addition, the Note was convertible to our common stock at a price of $0.25 and was scheduled to mature on August 12, 2007. Due to a one-for-four reverse split of our common share that became effective on June 28, 2005, the conversion price of the Note became effectively $1.00. In order to induce Keyano to convert the Note immediately, the conversion price of the Note was reduced from $1.00 to $0.20.
As a result of the conversion, Keyano received 5,318,750 shares of restricted common stock and the Note was cancelled.

Keyano is an affiliate of our director and current Chief Executive Officer, President and Treasurer, Elie Saltoun, who is the owner of a 50% interest in Keyano.

A copy of the Debt Conversion Agreement is filed as Exhibit 10.1 to this report.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 1.02.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the Debt Conversion Agreement, we converted the Note and accrued interest into our common stock at a rate of $0.20 per share. An aggregated 5,318,750 shares of our common stock were issued to Keyano. The foregoing issuances were made in reliance upon an exemption from registration requirements of the Securities Act afforded by Section 4(2) of the Securities Act for offers and sales of securities that do not involve a public offering. This offering was not registered under the Securities Act and accordingly the shares may not be offered or sold in the Untied States absent registration or an applicable exemption from registration requirements of the Securities Act.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosure set forth under Item 1.01 of this report, which disclosure is incorporated herein by reference.

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As a result of the closing of the Debt Conversion Agreement, Keyano now owns
82.7% of the total outstanding shares of our capital stock and 82.7% of total voting power of all our outstanding voting securities.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)   Exhibits

10.1 Debt Conversion Agreement between Lexicon United Incorporated and Keyano Invest Inc., dated November 22, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexicon United Incorporated

Date: November 23, 2005

/s/ Elie Saltoun
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    Elie Saltoun

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                                  EXHIBIT INDEX

Number            Description
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10.1              Debt Conversion Agreement between Lexicon United Incorporated and Keyano Invest Inc., dated November 22, 2005.